UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 14, 2019
______________________
ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
350 Camino De La Reina, Suite 100, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s Telephone Number, Including Area Code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 14, 2019, Cabot Financial (Luxembourg) II S.A. (the “Issuer”), an indirect subsidiary of Encore Capital Group, Inc. (the “Company”), issued €400 million in aggregate principal amount of its Senior Secured Floating Rate Notes due 2024 (the “Notes”). The Notes are guaranteed on a senior secured basis by Cabot Credit Management Limited, Cabot Financial Limited and all material subsidiaries of Cabot Financial Limited (other than the Issuer, Marlin Intermediate Holdings plc, Cabot Securitisation UK Limited and Cabot Securitisation (UK) II Limited) (each a subsidiary of the Company and collectively, the “Guarantors”). The Notes are secured by a first-ranking security interest in all the outstanding shares of the Issuer and the Guarantors (other than Cabot Credit Management Limited and Marlin Midway Limited) and substantially all the assets of the Issuer and the Guarantors (other than Cabot Credit Management Limited). The Notes were issued pursuant to an Indenture, dated June 14, 2019, (the “Indenture”), among the Issuer, the Guarantors, and Citibank, N.A. London Branch, as trustee. The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately.
The Notes were sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to certain non-U.S. persons pursuant to Regulation S under the Securities Act.
The Notes will bear interest at a rate of three-month EURIBOR (subject to a 0% floor) plus 6.375%, reset quarterly, per year payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on July 15, 2019. The Notes will mature on June 14, 2024, unless earlier repurchased.
The proceeds of the offering will be used, together with cash on hand, to redeem in full Cabot Financial (Luxembourg) S.A.’s £80 million senior secured notes due 2021 and pay accrued interest thereon, redeem in full the Issuer’s €310 million senior secured floating rate notes due 2021 and pay premium and accrued interest thereon, and pay fees, expenses and commissions incurred in connection with the offering of the Notes.
A copy of the Indenture (including the form of the Note) is attached as an exhibit to this report and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.

On May 3, 2019, Turkhan Mirzayev (“Plaintiff”) filed a Verified Complaint (the “Complaint”), Motion for Expedited Proceedings and Motion for a Preliminary Injunction in the Court of Chancery of the State of Delaware against the Company and the members of its board of directors (the “Board”) captioned Turkhan Mirzayev v. Michael P. Monaco, et al., C.A. No. 2019-0331-JRS (the “Action”). In the Action, Plaintiff alleged that the defendants breached their fiduciary duty of disclosure in connection with their recommendation to stockholders to vote at the Company’s 2019 annual meeting of stockholders in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 shares via the affirmative vote of the majority of shares voting for or against the amendment at the Company’s annual meeting, not counting abstentions and broker non-votes (the “Proposed Amendment”). Plaintiff sought to enjoin the vote on the Proposed Amendment until the defendants disclosed that the approval of the Proposed Amendment requires the approval of a majority of the outstanding stock entitled to vote on the Proposed Amendment (whether or not such shares were voted at the 2019 Annual Meeting). While the Company and the Board deny completely all of the allegations of wrongdoing in the complaint, on May 6, 2019, the Company filed with the U.S. Securities and Exchange Commission, an amendment to the Company’s proxy statement which addressed the alleged disclosure deficiencies Plaintiff identified (the “Proxy Amendment”). As a result of the Proxy Amendment, Plaintiff agreed that his claims were moot, and the Company agreed to pay $82,500 in fees and expenses to Plaintiff’s counsel. On June 6, 2019, the Court entered a Stipulation and Order providing that Plaintiff’s action will be dismissed with prejudice only as to Plaintiff and the case will be closed. The Court has not passed on the amount of fees and expenses. Plaintiff’s Counsel are Christopher J. Kupka, Esq., of Levi & Korsinsky, LLP,

(212) 363-7500, and P. Bradford deLeeuw, Esq. of Rosenthal, Monhait & Goddess, P.A., (302) 656-4433, and Company’s counsel are Michele D. Johnson, Esq. of Latham & Watkins LLP, (714) 540-1235, and Raymond J. DiCamillo, Esq. of Richards, Layton & Finger, P.A., (302) 651-7700.
The information in Item 7.01 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
4.1
Indenture, dated June 14, 2019, between Cabot Financial (Luxembourg) II S.A., Cabot Credit Management Limited, Cabot Financial Limited, the subsidiary guarantors party thereto, J.P. Morgan Europe Limited as security agent, and Citibank, N.A. London Branch as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 14, 2019	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Indenture, dated June 14, 2019, between Cabot Financial (Luxembourg) II S.A., Cabot Credit Management Limited, Cabot Financial Limited, the subsidiary guarantors party thereto, J.P. Morgan Europe Limited as security agent, and Citibank, N.A. London Branch as trustee.